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                                                                    Exhibit 10.5

                           OPEN PORT TECHNOLOGY, INC.


                       2000 EMPLOYEE STOCK PURCHASE PLAN



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                     OPEN PORT TECHNOLOGY, INC CORPORATION
                       2000 EMPLOYEE STOCK PURCHASE PLAN



                         I. Purpose and Effective Date
                            --------------------------

1.1 The purpose of the Open Port Technology, Inc. 2000 Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for eligible employees to acquire a proprietary interest in the Open Port Technology, Inc. (the "Company") through the purchase of shares of common stock of the Company.

1.2 The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

1.3  The Plan shall be effective upon approval of the Company's stockholders.
     No option shall be granted under the Plan after the earliest of (i) the day before the tenth (10th) annual anniversary of the date on which the Plan is approved by the Board, or (ii) the date on which the Plan is terminated by the Board in accordance with Section 12.6 of the Plan.

                                II. Definitions
                                    -----------

     The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

2.1 "Base Earnings" means all compensation received by a Participant from the Company or a Participating Subsidiary, including salary deferrals by the Participant under Sections 401(k) and 125 of the Code, bonuses and overtime pay, but excluding short-term disability, long-term disability or workers compensation payments and similar amounts.

2.2  "Board"  has the meaning prescribed for that term in Section 1.3.

2.3  "Code"  has the meaning prescribed for that term in Section 1.1.

2.4 "Committee" means the committee of the Board appointed pursuant to Section 3.1.

2.5  "Common Stock" means the Company's common stock, $.001 par value.

2.6  "Company" has the meaning prescribed for that term in Section 1.1.

2.7 "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

2.8  "Effective Date" means the date described in Section 1.3.
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2.9   "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Article V.

2.10 "Employee" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision.

2.11 "Enrollment Date" means for any Employee who has completed the service requirement for participation in the Plan prior to the first trading day of an Enrollment Period, the first trading day of such Enrollment Period.

2.12 "Enrollment Period" means, as to the Company or a Participating Subsidiary, a period of six months or such other duration not in excess of 27 months as shall be established from time to time by the Committee with respect to the Employees of the Company or such Participating Subsidiary, as applicable. Each Enrollment Period shall commence on a date specified by the Committee. Enrollment Periods and the commencement dates for Enrollment Periods may, but need not, be different for the Company and each Participating Subsidiary. Unless otherwise specified by the Committee, the initial Enrollment Period shall be the six-month period commencing on the first day of the calendar quarter that begins at least 30 days after the IPO Date. Succeeding Enrollment Periods shall, unless otherwise specified by the Committee, be six-month periods beginning on each successive semiannual anniversary of the first day of the initial Enrollment Period.

2.13  "Exchange Act" means the Securities Exchange Act of 1934.

2.14 "Fair Market Value" of any security of the Company means, as of any applicable date:

      (a) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no sale of the security shall have been reported for such date, on the next preceding date for which such a sale was reported; or

      (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the Nasdaq National Market, the closing price, regular way, of the security on such exchange or the Nasdaq National Market, as the case may be, or if no such sale of the security shall have been reported for such date, on the next preceding date for which such a sale was reported;

      (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on the Nasdaq National Market, the average of the closing bid and asked prices as reported by the Nasdaq SmallCap Market or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

      (d) if the security is not listed for trading on a national securities exchange and is not authorized for quotation on the Nasdaq National Market or the Nasdaq Small Cap

                                      -2-
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          Market, the fair market value of the security as determined in good faith by the Committee.

2.15 "Grant Date" means a date on which an Eligible Employee is granted options under the Plan.

2.16  "including" means "including without limitation".

2.17 "IPO" means the initial public offering of Common Stock as contemplated in the registration statement on Form S-1 filed by the Company with the SEC on April 5, 2000, and as subsequently amended.

2.18 "IPO Date" means the closing date under the underwriting agreement between the Company and the underwriters of the IPO with respect to Firm Shares (as defined in the underwriting agreement).

2.19 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article VI.

2.20 "Participating Subsidiary" means a Subsidiary which has been designated by the Committee in accordance with Section 3.3(e) as covered by the Plan.

2.21 "Purchase Date" means the specific trading day during an Enrollment Period as may be established by the Committee from time to time prior to the beginning of the Enrollment Period for all options to be granted during such Enrollment Period on which shares of Common Stock are purchased in accordance with Article IX of the Plan. Unless otherwise specified by the Committee, the Purchase Date for each Enrollment Period shall be the last day of such Enrollment Period, or, if such day is not a trading day, the next day that is a trading day.

2.22  "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange
      Act.

2.23  "SEC" means the Securities and Exchange Commission.

2.24  "Securities Act" means the Securities Act of 1933.

2.25 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock representing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                              III. Administration
                                   --------------

3.1 The Plan shall be administered by the Compensation Committee of the Board which shall consist of not less than two persons who are directors of the Company. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to

                                      -3-
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      permit transactions in Common Stock pursuant to the Plan to be exempt from liability under Section 16(b) of the Exchange Act pursuant to Rule 16b-3 of the SEC thereunder.

3.2 The Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

3.3 The Committee shall have the power, subject to the express provisions of the Plan:

      (a) to determine from time to time the time or times when options shall be granted;

      (b) to construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules for its administration;

      (c) to correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, in a manner and to the extent it shall deem necessary or appropriate to carry out the intent of the Plan;

      (d)  to prescribe the terms and provisions for participation in the Plan;

      (e) to designate from time to time which Subsidiaries of the Company shall be Participating Subsidiaries; and

      (f) to determine all questions of policy and expediency that may arise in the administration of the Plan, and, generally, to exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

3.4 This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.

                             IV. Number of Shares
                                 ----------------

4.1 480,000 shares of Common Stock are reserved for sales and authorized for delivery pursuant to the Plan. The number of shares of Common Stock reserved shall increase as of each May 1, beginning May 1, 2001, by a number of shares of Common Stock equal to the lesser of (a) one percent of the number of shares of Common Stock outstanding as of the close of business on such date, or (b) 266,667 shares of Common Stock. Subject to the foregoing limitation, shares sold under the Plan may be newly-issued shares or outstanding shares that have been reacquired by the Company in a private transaction or open market purchases or both. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for the Plan.

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4.2   In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company after the date on which the Board adopts this Plan, the Committee shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan. In the event that, after a Grant Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each option to purchase Common Stock shall terminate, but the Participant holding such option shall have the right to exercise his or her option prior to such dissolution or liquidation.

                          V. Eligibility Requirements
                             ------------------------

5.1 Except as provided in Section 5.2, each Employee of the Company or a Participating subsidiary shall become eligible to participate in the Plan in accordance with Article VI on the first Enrollment Date following the Employee's completion of six months of employment by the Company or a Participating Subsidiary, as applicable, provided that the individual is an Employee on that Enrollment Date. Participation in the Plan is voluntary.

5.2   The following Employees are not eligible to participate in the Plan:

      (a) Employees who, immediately upon enrollment in the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code
           Section 424(d) shall apply, and stock that the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

      (b) Employees who are customarily employed by the Company or a Participating Subsidiary for not more than five months in any calendar year;

      (c) Employees who are customarily employed by the Company or a Participating Subsidiary for 20 hours or less per week;

      (d) Employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan; and

      (e) Employees who are members of a collective bargaining unit covered by a collective bargaining agreement; provided that participation in the Plan has been specifically considered (after review of the terms of the Plan) and rejected by the collective bargaining representative representing such employees.

5.3 Employees who are also directors or officers (as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time) of the Company may participate only in accordance with the requirements of Rule 16b-3. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the

                                      -5-
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      Exchange Act and all regulations and rules promulgated by the SEC thereunder, including Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                VI. Enrollment
                                    ----------

6.1 Any Eligible Employee may enroll in the Plan as of an Enrollment Date. In order to enroll with respect to any Enrollment Period, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form as provided by the Committee which shall include, among other items, the Eligible Employee's contribution election. Any enrollment form received by the Company before the Cut-Off Date will be effective as of the Enrollment Date to which it relates and shall continue in effect until
      (i) the end of the last payroll period in the Enrollment Period and succeeding Enrollment Periods unless the Employee has specified that the enrollment form shall not continue in effect beyond a designated enrollment period, (ii) the day before the start of a succeeding enrollment period for which the Employee has submitted a new enrollment form prior to the applicable Cut-Off Date, or (ii) the date during the Enrollment Period that the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.

                      VII. Grant of Options on Enrollment
                           ------------------------------

7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant on the Enrollment Date of an option to purchase shares of Common Stock from the Company pursuant to the Plan.

7.2 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date any number of whole shares of Common Stock which is not less than ten (10) and not more than the lesser of the following amounts, whichever is applicable:

      (a) the product of (i) the percentage of Base Earnings designated in the Participant's enrollment form in accordance with Section 8.1 and (ii) the Participant's semiannualized Base Earnings at the rate in effect on the applicable Enrollment Date, divided by 85% of the Fair Market Value of a share of Common Stock as of the Grant Date for the option. For this purpose, the Base Earnings of an hourly-paid Employee shall be the sum of such Employee's hourly rate of base pay as of the beginning of the Enrollment Period multiplied by the number of regularly scheduled hours, plus the Employee's overtime rate of pay as of the beginning of the Enrollment Period multiplied by the number of scheduled overtime hours, that the Employee is expected to work during the Enrollment Period.

      (b) the dollar amount designated in the Participant's enrollment form in accordance with Section 8.1, divided by 85% of the Fair Market Value of a share of Common Stock as of the Grant Date for the option.

7.3   Each option granted under the Plan shall have the following terms:

      (a) whether or not all shares subject thereto have been purchased, the option will expire on the earliest to occur of (i) the completion of the purchase of shares on the Purchase Date with respect to which such option was granted; or (ii) the date on which participation of such Participant in the Plan terminates for any reason;

      (b) payment for shares purchased under the option will be made only in accordance with Article VIII;

      (c) purchase of shares upon exercise of the option will be accomplished only in accordance with Article IX;

      (d) the purchase price per share under the option will be determined as provided in Article IX;

      (e) notwithstanding Section 8.1, no Participant shall be granted an option which permits the Participant's rights to purchase shares under all employee stock purchase plans under Section 423 of the Code of the Company and any Subsidiary to accrue at a rate which exceeds $25,000 of Fair Market Value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time as determined in accordance with Section 423(b)(8) of the Code and the treasury regulations thereunder;

      (f)  the option will in all respects be administered so as to comply with
           Section 423 of the Code; and

      (g) the option will in all respects be subject to the terms and conditions of the Plan, as amended from time to time and as interpreted by the Committee from time to time.

                              VIII. Contributions
                                    -------------

8.1 Each Participant may elect to make contributions at a rate equal to a specified dollar amount or to any whole percentage of his or her Base Earnings for each Enrollment Period, or such other lower maximum percentage of Base Earnings as the Committee may establish from time to time before the beginning of an Enrollment Period for all options to be granted during such Enrollment Period. The maximum an Employee may elect and authorize to have deducted for an Enrollment Period is the lesser of
      (i) 10% of his Base Earnings for such Enrollment Period, or (ii) $15,000 (or such higher or lower amount established by the Committee from time to time). The dollar amount or rate of contribution shall be designated by the Participant in the enrollment form. Contributions shall be made only through an Employee's authorizing payroll withholding on the enrollment form.

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8.2   Contributions shall be credited to a recordkeeping account for each
      Participant as soon as administratively feasible after withholding of Base Earnings. The Company shall be entitled to use of the contributions and shall have no obligation to set aside or pay interest on the contributions to any Participant.

8.3 During an Enrollment Period, no Participant may elect to increase, reduce or cease future contributions to the Plan for that Enrollment Period, but any Participant may withdraw from the Plan for the remainder of such Enrollment Period pursuant to Article X. A Participant may elect to increase or decrease the rate of contribution for any future Enrollment Period by delivery to the Company not later than the related Cut-Off Date of a new enrollment form indicating the revised rate of contribution.

8.4 Neither the Company nor any Participating Subsidiary shall make contributions to the Plan. No interest shall be credited to a Participant's account.

                            IX. Purchase of Shares
                                ------------------

9.1 Any option held by a Participant that was granted under this Plan and that remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole shares of Common Stock which the funds accumulated in his or her account as of the Purchase Date will purchase at the applicable purchase price, but not in excess of the number of shares for which options have been granted to the Participant pursuant to Section 7.2. The applicable purchase price for any shares purchased under any option shall, unless the Committee in its discretion establishes a higher price, be 85% of the lower of:

      (a) the Fair Market Value of a share of Common Stock on the Grant Date for such option; or

      (b)  the Fair Market Value of a share of Common Stock on the Purchase
           Date.

9.2 Within a reasonable time after the Purchase Date, the Company shall cause to be delivered to the Participant a certificate or certificates for the number of shares purchased by the Participant unless the Company has made arrangements to have the shares held at a bank or other appropriate institution in non-certificated form. If any law or applicable rule or regulation of the SEC or other body having jurisdiction shall require that the Company or the Participant to take any action in connection with the shares being purchased under the option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

9.3 Any amount less than the price of a whole share of Common Stock which remains credited to a Participant's account on a Purchase Date shall be carried forward in such account for application on the next Purchase Date.

9.4 In the case of Participants employed by a Participating Subsidiary, the Committee may provide for Common Stock to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

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9.5   If the aggregate number of shares of Common Stock for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all shares of Common Stock previously granted under this Plan, would exceed the maximum number of shares reserved in Section 4.1, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her without interest as promptly as possible.

9.6 If the payroll deductions credited to the account of the Participant exceeds the cost of the maximum number of shares that can be purchased by the Participant, the excess shall be returned to him or her without interest as promptly as possible. The number of shares which a Participant is permitted to purchase shall be further limited by the amount of payroll deductions withheld as of the Purchase Date.

9.7 If a Participant or former Participant sells, transfers, or otherwise disposes of Common Stock purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, such Participant or former Participant shall notify the Company in writing of such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or authorize the Company to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary. The Committee may from time to time establish rules and procedures (including postponing delivery of shares until the expiration of the two-year or one-year period) to cause the withholding requirements to be satisfied.

                  X. Withdrawal From the Plan; Termination of
                     ----------------------------------------
                        Employment and Leave of Absence
                        -------------------------------

10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) with respect to any Enrollment Period at any time up to four weeks prior to a Purchase Date upon delivery to the Company of a notice of withdrawal, or such shorter time in advance of a Purchase Date as the Committee may permit. If notice is timely received, all funds credited to a Participant's account shall not be used to purchase Common Stock, but shall instead be distributed to him or her without interest as soon as administratively feasible. An Employee who has withdrawn during an Enrollment Period may not return funds to the Company during the same Enrollment Period and require the Company to apply those funds to the purchase of Common Stock. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following withdrawal in accordance with the provisions of Article VI.

10.2 Termination of Employment. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or Participating Subsidiary for any reason whatsoever (including death or disability, or upon his or her employer ceasing to be a Participating Subsidiary for any reason including its ceasing to be a Subsidiary) or otherwise ceases to be an Eligible Employee. As soon as administratively feasible after termination of participation, the Company shall pay to the Participant or his or her beneficiary or legal representative all amounts credited to the Participant's account, without interest.

10.3 Leave of Absence. Unless a Participant has voluntarily withdrawn from the Plan, Common Stock will be purchased for the account of a Participant who is on leave of absence on the Purchase Date next following the start of that Participant's leave of absence. Participation of such Participant in the Plan will terminate immediately after the purchase of shares on such Purchase Date, unless:

      (a) the leave of absence is due to illness, injury or other reason approved by the Committee; or

      (b) the Participant's right to return to active employment after such leave is guaranteed by contract or statute.

                        XI. Designation of Beneficiary
                            --------------------------

11.1 Each Participant may designate in writing one or more beneficiaries to receive the amount in his or her account in the event of death and may, in his or her sole discretion, change such designation in writing at any time without the consent of any designated beneficiary. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

11.2 As soon as administratively feasible after the death of a Participant, amounts credited to his or her account shall be paid (without interest) in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the Participant has given express contrary instructions.

11.3 No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the amounts credited to the Participant's account under the Plan.

                              XII. Miscellaneous
                                   -------------

12.1 Restrictions on Transfer. Options granted hereunder may not be transferred otherwise than by will or the laws of descent and distribution. An option may not be exercised during a Participant's lifetime other than by the Participant. A Participant may direct the Company in the enrollment form that share certificates issued by the Company be issued to the Participant in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee. The rights of a Participant under the Plan shall not be assignable by such Participant by operation of law or otherwise.

12.2 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee.

12.3 Costs. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties, transfer taxes and any brokerage fees applicable to participation in the Plan shall be charged to the account of such Participant by the Company.

12.4 Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding any term of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision shall automatically be reformed to comply with the requirements of Section 423.

12.5 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

12.6 Amendment and Termination. The Board may amend, alter or terminate the Plan at any time. No amendment shall be effective unless within one year after it is adopted by the Board it is approved by the holders of a majority of the voting power of the Company's outstanding shares, if such amendment would require stockholder approval under Section 423 of the Code or the requirements of any securities exchange or quotation system on which the Common Stock is listed.

           If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants without interest as soon as administratively feasible.

12.7 No Right of Employment. Neither the grant nor the exercise of any rights to purchase shares under this Plan nor anything in this Plan shall impose upon the Company or any Participating Subsidiary any obligation to employ or continue to employ any employee. The right of the Company and the Participating Subsidiaries to terminate any employee shall not be diminished or affected because any rights to purchase shares have been granted to such employee.

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

12.8 No Right as Stockholder. A Participant shall not by reason of any option have any right as a stockholder of the Company with respect to shares of Common Stock which may be purchased under the Plan until such shares have been delivered to him or her.

12.9 Requirements of Law. The Company shall not be required to sell, issue, or deliver any shares of Common Stock under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of applicable law. Unless a registration statement or qualification under the Securities Act or any applicable state securities law is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to deliver such shares if, in the opinion of the Company's counsel, such issuance could reasonably be expected to violate the Securities Act or such state securities law, as applicable.

           To the extent that such shares of Common Stock have not been registered or qualified under the Securities Act or any applicable state securities laws, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company's counsel, such restrictions are necessary or desirable to achieve compliance with the Securities Act or the securities laws of any state. If, in the opinion of the Company's counsel, any legend placed on a stock certificate for shares of Common Stock issued under the Plan is no longer required by applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for an unlegended certificate for a like number of shares.

           The Company shall use all reasonable efforts to register or qualify the Common Stock to be sold pursuant to the Plan under the Securities Act and any applicable state securities laws. The Company shall not be obligated to take any other action to cause the grant or exercise of any right or the issuance, sale, or deliver of shares pursuant to the exercise of any right to comply with any law.

      Executed this __________ day of __________, 2000.

                              OPEN PORT TECHNOLOGY, INC.



                                         By: __________________________
                                         Title: _______________________

                                                                    May 18, 2000

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